UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 10, 2011
TOLLGRADE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	000-27312	25-1537134

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3120 Unionville Road, Suite 400
Cranberry Township, Pennsylvania	16066

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (724) 720-1400
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
     Effective May 10, 2011, Tollgrade Communications, Inc., a Pennsylvania corporation (the “Company”), completed its previously announced merger with Talon Merger Sub, Inc. (“Merger Sub”), a Pennsylvania corporation and a direct, wholly owned subsidiary of Talon Holdings, Inc., a Delaware corporation (“Parent”). Pursuant to the Agreement and Plan of Merger dated as of February 21, 2011, by and among the Company, Parent and Merger Sub (the “Merger Agreement”), Merger Sub was merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). Parent is controlled by investment funds managed by Golden Gate Capital, a San Francisco-based private equity firm (“Golden Gate Capital”).

Item 2.01	Completion of Acquisition or Disposition of Assets.
     On May 10, 2011, the Merger was consummated and, in accordance with the Merger Agreement, each share of Company common stock issued and outstanding as of May 10, 2011 (other than shares (i) owned by Parent or Merger Sub as of May 10, 2011, (ii) held in the treasury of the Company, or (iii) held by a wholly-owned subsidiary of the Company) was automatically cancelled and converted into the right to receive $10.10 in cash (the “Merger Consideration”), without interest and less any applicable withholding taxes. Shares of Company common stock held by Parent or Merger Sub or held in the treasury of the Company as of May 10, 2011 were cancelled without conversion and without any payment or distribution being made with respect to such shares. Shares of Company common stock held by wholly-owned subsidiaries of the Company were converted into a number of shares of common stock of the surviving corporation (without any payment, distribution or consideration in respect thereof) that was proportionately equal to the percentage of common stock that each such subsidiary owned in the Company as of May 10, 2011.
     Upon the closing of the Merger, the Company became a wholly-owned subsidiary of Parent, and the Company’s common stock, which traded under the symbol “TLGD,” is being delisted from the NASDAQ Global Select Market (“NASDAQ”).
     The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which has been filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2011 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     In connection with the Merger, the Company notified NASDAQ on May 10, 2011 of the consummation of the Merger pursuant to which each share of Company common stock (except as otherwise provided in the Merger Agreement and described above under Item 2.01) was cancelled and converted into the right to receive $10.10 in cash, without interest and less any applicable withholding taxes. At the Company’s request, NASDAQ filed with the SEC an application on Form 25 to deregister the common shares under Section 12(b) of the Securities Exchange Act of 1934 and report that the Company’s common shares are no longer listed on NASDAQ.

Item 3.03	Material Modification to Rights of Security Holders.
     The information set forth in Items 2.01, 3.01 and 5.03 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.
     Pursuant to the terms of the Merger Agreement, the Merger was completed on May 10, 2011 upon the filing of Articles of Merger with the Department of State of the Commonwealth of Pennsylvania, at which time Merger Sub merged with and into the Company. As a result of the Merger, the Company became a wholly-owned subsidiary of Parent. The disclosure under Item 2.01 is incorporated herein by reference.
     The aggregate consideration paid in connection with the Merger was approximately $137.2 million, which consideration was funded by a combination of equity financing from investment funds affiliated with Golden Gate Capital, borrowings under a new senior secured term loan facility and the Company’s available cash and cash equivalents.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     In connection with the Merger, each of the following members of the Company’s Board of Directors resigned from the Board of Directors as of the effective time of the Merger: Scott C. Chandler, Richard H. Heibel, Charles E. Hoffman, Robert W. Kampmeinert, Edward B. Meyercord, III and Jeffrey M. Solomon. These resignations were not a result of any disagreements between the Company and the current directors on any matter relating to the Company’s operations, policies or practices.
     Following such resignations, Ken Diekroeger, John Knoll and Rishi Chandna were elected to the Board of Directors. Edward H. Kennedy remains a director of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     At the effective time of the Merger and pursuant to the Merger Agreement, the Company’s articles of incorporation were amended and restated in their entirety. A copy of the second amended and restated articles of incorporation of the Company is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01	Other Events.
     On May 10, 2011, the Company issued a press release in connection with the consummation of the merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

2.1
Agreement and Plan of Merger, dated as of February 21, 2011, by and among Tollgrade Communications, Inc., Talon Holdings, Inc. and Talon Merger Sub, Inc. (filed as Exhibit 2.1 to the Form 8-K filed with the SEC on February 25, 2011 and incorporated herein by reference).

3.1	Second Amended and Restated Articles of Incorporation of the Company (filed herewith).
99.1	Press Release issued by the Company, dated May 10, 2011 (filed herewith).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLLGRADE COMMUNICATIONS, INC.
By:	/s/Jennifer M. Reinke
	Name:	Jennifer M. Reinke
	Title:	General Counsel and Secretary

Date: May 13, 2011

INDEX OF EXHIBITS

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of February 21, 2011, by and among Tollgrade Communications, Inc., Talon Holdings, Inc. and Talon Merger Sub, Inc. (filed as Exhibit 2.1 to the Form 8-K filed with the SEC on February 25, 2011 and incorporated herein by reference)

3.1	Second Amended and Restated Articles of Incorporation of the Company (filed herewith)
99.1	Press Release issued by the Company, dated May 10, 2011 (filed herewith)